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                                             SUB-ITEM 77Q1(a)

Appendix A, dated February 27, 2007, to the Master Amended and Restated By-Laws for MFS Series Trust III, dated January 1, 2002 as revised June 23, 2004, is contained in the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange Commission via EDGAR on March 15, 2007, under Section 8 of the Investment Company Act of 1940, as amended. Such document is incorporated herein by reference.

                                             SUB-ITEM 77Q1(a)

 Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004
 ------------------------------------------------------------------------------

                                                     APPENDIX A

                                               Revised:  July 24, 2007

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                                                                     FISCAL

TRUST                                                           YEAR END
---------------------------------------------------------------------------
--------------------------------------------------------------------------

MFS Series Trust I                                                    08/31
MFS Series Trust II                                                  11/30
MFS Series Trust III                                                  01/31
MFS Series Trust IV                                                    08/31
MFS Series Trust V                                                     09/30
MFS Series Trust VI                                                    10/31
MFS Series Trust VII                                                   11/30
MFS Series Trust VIII                                                  10/31
MFS Series Trust IX                                                    04/30*


* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:

              ---------------------------- ----------------------------------
              MFS Bond Fund                   MFS Municipal Limited Maturity
                                                       Fund

              ----------------------------------------------------------------
              ----------------------------------------------------------------
         MFS Intermediate Investment Grade Bond Fund   MFS Research Bond Fund
              --------------------------- ----------------------------------
              ------------------------------------------------------------
              MFS Limitied Maturity Fund         MFS Research Bond Fund J
              ------------------------------------------------------------

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:

              --------------------------------------------------------------
              MFS Inflation Adjusted Bond Fund

                                                                   10/31**

              ----------------------------------------------------------


The fiscal year end is 5/31 for the following series of MFS Series Trust X:

              ------------------------------------------------------------
         MFS Aggressive Growth Allocation Fund    MFS International Growth Fund
              ---------------------------------------- ---------------------
              -----------------------------------------------------------------
          MFS Conservative Allocation Fund         MFS International Value Fund
              ----------------------------------------------------------------
              ----------------------------------------------------------------
              MFS Emerging Markets Equity Fund         MFS ---------
              ---------------------------------------- ----------------------
 MFS Growth Allocation Fund             MFS International Diversification Fund
MFS Series Trust X                                                       05/31
              ---------------------------------------- ----------------------


The fiscal year end is 7/31 for the following series of MFS Series Trust X:

                                                       -----------------------
MFS Emerging Markets Debt Fund                         MFS Strategic Value Fund
                                                     ---------------------
MFS New Endeavor  Fun
                                                                         07/31

              ---------------------------------------- -------------------


The fiscal year end is 8/31 for the following series of MFS Series Trust X:

              ---------------------------------------- -----------------------
              MFS Floating Rate High Income Fund

                                                                       08/31

MFS Series Trust XI                                                      09/30
              ------------------------------------------------------


*** The fiscal year end is 10/31 for the  following  series of MFS Series  Trust
XII:

              ---------------------------------------- --------------------
              MFS Sector Rotational Fund

MFS Series Trust XII                                                     4/30***
MFS Series Trust XIII (formerly MFS Government Securities Fund)            2/28
MFS Series Trust XIV                                                        8/31
MFS Series Trust XV                                                        10/31
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                                     FISCAL

TRUST                                                              YEAR END
-----------------------------------------------------------------------
------------------------------------------------------------------------
MFS Growth Opportunities Fund                                         12/31
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MFS Municipal Income Trust                                             10/31
MFS Multimarket Income Trust                                           10/31
MFS Government Markets Income Trust                                    11/30
MFS Intermediate Income Trust                                         10/31
MS Charter Income Trust                                                11/30
MFS Special Value Trust                                                  10/31
MFS Municipal Series Trust                                             03/31
MFS Institutional Trust                                                 06/30
MFS Variable Insurance Trust                                         12/31
-------------------------------------------------------------------------------





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